Fees Summary	Mar. 02, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 8,461,000
Previously Paid Amount	0.00
Total Fee Amount	1,168.46
Total Offset Amount	0.00
Net Fee	$ 1,168.46